SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event Reported) 4/13/05
                                                           ----------

                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                              000-27365 88-0440528
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          (Commission File Number) (I.R.S. Employer Identification No.)

             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)

                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On April 19, 2005, Manakoa Services Corporation issued a press release to announce its Manakoa Compliance Services (MCS) software and four Compliance Auditing Management Packs (CAMP(TM)) for Microsoft Operations Manager (MOM) 2005 supporting Gramm-Leach-Bliley (GLBA), Health Insurance Portability and Accountability (HIPAA), Federal Information Security Management Act (FISMA), and Sarbanes Oxley legislative acts at the Microsoft Management Summit (MMS), April 18-22, 2005 at the Mandalay Bay Resort and Casino in Las Vegas, Nevada. The company anticipates releasing additional versions to support other emerging U.S. and international regulations in the near future. Over 8,000 IT professionals are attending the MMS event. Microsoft has enlisted Manakoa as one of only four partners to serve as a featured speaker. The Company also serves as an event sponsor.

On April 13, 2005, Manakoa Services Corporation issued a press release to announce that it will demonstrate The Manakoa KnowledgeBase(TM) and the Manakoa Compliance Services(TM) (MCS) compliance products at the Health Care Compliance Association (HCCA) Compliance Institute and Conference April 17-20 in New Orleans, LA, Booth 508.

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Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No.  Description
----- --------------------------------------------------------------------------
99.1  Press Release issued by MANAKOA SERVICES CORPORATION, dated April 19, 2005
99.2  Press Release issued by MANAKOA SERVICES CORPORATION, dated April 13, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 4/20/05                                   By: /s/  G. Robert Williams
                                             -----------------------------------
                                                 Name: G. Robert Williams
                                                 Title: Chief Executive Officer


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